UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 13, 2004


U.S. Realty Income Partners, L.P.
(Exact name of registrant as specified in its charter)


     Delaware                                33-17577                62-1331754
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                   File Number)      Indentification No.)


                     P.O. Box 58006, Nashville, TN                         37205
               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   615-665-5959






ITEMS


Item 1.  Changes in Control of Registrant - Not applicable

Item 2.  Acquisition or Disposition of Assets - Not applicable

Item 3.  Bankruptcy or Receivership - Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant - Effective December
2, 2003, Dempsey Vantrease & Follis PLLC resigned as the independent accountants for U.S. Realty Income Partners, L.P. Unqualified opinions were issued on the financial statements of the registrant for the past two years. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. There were no reportable events as outlined in Reg
229.304. Item 304(a)(1)(v)(A) through (D). As of the date of this report, new independent accountants have not been engaged by the registrant.

Exhibit A - Letter of Resignation from Dempsey Vantrease & Follis PLLC

Item 5.  Other Events and Regulation FD Disclosure - Not applicable

Item 6.  Resignations of Registrant's Directors - Not applicable

Item 7.  Financial Statements and Exhibits - Not applicable

Item 8.  Change in Fiscal Year - Not applicable

Item 9.  Regulation FD Disclosure - Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics - Not applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans - Not applicable

Item 12.  Results of Operations and Financial Conditions - Not applicable




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					U.S. REALTY INCOME PARTNERS L.P.
					By:  Vanderbilt Realty Joint Venture,
					       The General Partner

					By:  Vanderbilt Realty Associates, Inc.
					       Its Managing General Partner

					By:  s/n Robert Bond Miller
					       Robert Bond Miller, President,
					       Director, Chief Executive Officer,
					       Chief Financial Officer and Chief
					       Accounting Officer

January 13, 2004



EXHIBIT A